Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,321,334.17
Previously Paid Amount	(0)
Total Fee Amount	1,977.17
Total Offset Amount	(0)
Net Fee	$ 1,977.17